Taxes on Income (Summary of Deferred Tax Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Allowance for doubtful accounts	$ 136	$ 66
Severance pay	64	45
Vacation pay	69	58
Research and development	806	71
Tax loss carry forwards	14,401	12,649
Total gross deferred tax assets	15,476	12,889
Valuation allowance	(15,476)	(12,889)
Net deferred tax assets